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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 26, 2002

                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)

   Maryland                        1-12803                        04-2458042
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
  of Incorporation)                                         Identification No.)


                               321 Railroad Avenue
                          Greenwich, Connecticut 06830
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (203) 863-8200

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Item 5.   Other Events.

         This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Urstadt Biddle Properties Inc. (the "Company") for the purpose of providing the information set forth in the press release published by the Company on April 2, 2002, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Exhibits.

         The following exhibit is filed herewith:

         99.1 Press release published on April 2, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut on April 2, 2002.

                                                  URSTADT BIDDLE PROPERTIES INC.

                                                     By: /s/ James R. Moore
                                                     James R. Moore
                                                     Executive Vice President
                                                     - Chief Financial Officer




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EXHIBIT 99.1



                                 [Press Release]
For Immediate Release

Contact: Willing L. Biddle, President
                                   or
                  James R. Moore    , CFO
                  Urstadt Biddle Properties Inc.
                  (203) 863-8200

              URSTADT BIDDLE PROPERTIES INC. ANNOUNCES AN AGREEMENT
                     FOR A $ 90 MILLION PROPERTY TRANSACTION

Greenwich, Connecticut, April 2, 2002 -Urstadt Biddle Properties Inc. (NYSE:
UBP.A and UBP) announced today that it has entered into an agreement to acquire a commercial real estate property for a purchase price of approximately $90 million. The contract is subject to certain conditions. Therefore, there can be no assurance as to when or if the purchase will be consummated. The Company anticipates financing the transaction through a combination of working capital and debt financing.




UBP is a self-administered equity real estate trust providing investors with a means of participating in ownership of income-producing properties with investment liquidity. The Company's core properties consist of community shopping centers in the northeast with a primary focus on Westchester County, New York and Fairfield County, Connecticut. UBP has paid uninterrupted dividends since its inception in 1969.

Certain statements contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

competitive factors.